EXHIBIT DD
MASTER
TRUST AGREEMENT FOR
SOUTHWESTERN BELL CORPORATION

DEFERRED COMPENSATION PLANS AND OTHER
EXECUTIVE BENEFIT PLANS

By and Between

SOUTHWESTERN BELL CORPORATION,

PARTICIPATING TRUST TRUSTEES

And

BOATMEN'S TRUST COMPANY, AS TRUSTEE

MASTER TRUST AGREEMENT FOR
SOUTHWESTERN BELL CORPORATION
SENIOR MANAGEMENT DEFERRED COMPENSATION PLANS AND
OTHER EXECUTIVE BENEFIT PLANS

This Trust Agreement is made and entered into by and between SOUTHWESTERN BELL CORPORATION, a Delaware corporation (the "Company"), BOATMEN'S TRUST COMPANY, a Missouri corporation (the "Trustee"), and Boatmen's Trust Company as trustee of each Participating Trust (as such term is hereinafter defined). Boatmen's Trust Company acting in its capacity as trustee of each Participating Trust is hereinafter referred to as the "Participating Trust Trustee". The parties agree as follows:

The Company and the Participating Trust Trustees hereby establish with the Trustee a trust to hold all monies and other property, together with the earnings, income, additions and appreciation thereon and thereto, as shall be paid or transferred to it hereunder in accordance with the terms and conditions of this Trust Agreement. The Trustee hereby accepts the trust established under this Trust Agreement and agrees to hold, IN TRUST, all monies and other property transferred to it hereunder for the uses and purposes and upon the terms and conditions set forth herein, and the Trustee further agrees to discharge and perform fully and faithfully all of the duties and obligations imposed upon it under this Trust Agreement.

PREAMBLE

The Company and the Participating Trust Trustees have entered into the following trust agreements, each of which is incorporated herein by this reference, thereby establishing eight separate trusts (each of which is referred to herein as a "Participating Trust"):

• Trust Agreement for Southwestern Bell Corporation
Senior Management Deferred Compensation Plan of 1988
• Trust Agreement for Southwestern Bell Corporation
Senior Management Deferred Compensation Plan of 1988 (Early Payment Option)
• Trust Agreement for Southwestern Bell Corporation
Senior Management Deferred Compensation Plan
• Trust Agreement for Southwestern Bell Corporation
Management Deferred Compensation Plan of 988
• Trust Agreement for Southwestern Bell Corporation
Management Deferred Compensation Plan
• Trust Agreement for Southwestern Bell Corporation
Compensation Deferral Plan
• Trust Agreement for Southwestern Bell Corporation
Senior Management Supplemental Retirement Income Plan
• Trust Agreement for Southwestern Bell Corporation
Management Pension Plan (Benefits In Excess of Code ss. 415 Limitations)

The Company and the Participating Trust Trustees wish to establish his trust to facilitate the administration of the Participating Trusts.

The Company and/or the respective Participating Trust Trustee shall provide the Trustee with certified copies of the following items: (i) Participating Trust Agreement; and (ii) lists and specimen signatures of representatives authorized to take action in regard to the administration of the Participating Trust and/or this trust, including any changes of such representatives promptly following any such change.

The purpose of this trust is to facilitate the administration of the Participating Trusts which were themselves each established for the benefit of eligible participants of the plan to which the Participating Trust relates (each such plan being hereinafter referred to as a "Plan").

This trust shall be and hereby is declared to be subject to the provisions of each Participating Trust.

The Company and the Participating Trust Trustees and the Trustee agree that the trust hereby created has been established to facilitate the administration of the Participating Trusts (which themselves were each established to pay obligations of the Company pursuant to a Plan) and is subject to the rights of general creditors of the Company, and accordingly is a grantor trust under the provisions of Sections 671 through 677 of the Internal Revenue Code of 1986 as amended (the "Code"). The Company hereby agrees to report all items of income and deduction of the trust on its own income tax returns; and the Company shall have no right to any distributions from the trust or any claim against the trust for funds necessary to pay any income taxes which the Company is required to pay on account of reporting the income of the trust on its income tax returns. No contribution to or income of the trust is intended to be taxable to Plan participants until benefits are distributed to them.

Each Plan is intended to be "unfunded" and maintained "primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" for purposes of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and as such is intended not to be covered by Parts 2 through 4 of subtitle B of Title I of ERISA (relating to participation and vesting, funding and fiduciary responsibility). The existence of this trust is not intended to alter this characterization of any Plan.

Any additional trust may become a Participating Trust hereunder with the consent of the Company and the Trustee upon adoption of this Agreement and delivery to the Trustee of assets to purchase units hereunder for such trust in accordance with 2.1 and 3.3 hereof.

ARTICLE I

Effective Date; Duration

1.1         Effective Date and Trust Year

This trust shall become effective when the Trust Agreement has been executed by the Company, the Participating Trust Trustees and the Trustee and the Company and/or a Participating Trust Trustee has made a contribution to the trust. The trust year shall be the calendar year.

1.2       Duration

1.2.1              This trust shall continue in effect until all assets of the trust fund are exhausted through distribution of Participating Trust assets in accordance with the provisions of the Participating Trusts or return of Participating Trust assets to the Participating Trust Trustees or to the Company in accordance with Participating Trust provisions. Notwithstanding the foregoing, this trust shall terminate on the day before twenty-one years after the death of the last survivor of all of the present or future participants in any Plan who are now living and those persons now living who are designated as beneficiaries of any such participants in accordance with the terms of any Plan.

ARTICLE II

Trust Fund

2.1       Contributions

The Company and the Participating Trust Trustees hereby establish with the Trustee, and the Trustee hereby accepts, a trust consisting of such cash or other property acceptable to the Trustee as shall be paid or delivered to the Trustee from time to time by the Company or any Participating Trust Trustee together with the earnings, income, additions and appreciation thereon and thereto. All such payments and deliveries of cash or other property shall be deemed to be made as of the Valuation Date (as such term is hereinafter defined) coinciding with or next following such payment or delivery and shall purchase units in accordance with the provisions of 3.3. With respect to contributions made by the Company, the Company shall designate the Participating Trust for which such contributions are made; provided, however, the Company may designate that funds it contributes not be allocated to any Participating Trust but instead that such contribution be allocated to the Company's account that shall be maintained hereunder. The Trustee shall hold the fund in trust and manage and administer it in accordance with the terms and provisions of this Agreement.

Before a Potential Change in Control (as such term is defined in the Participating Trusts), subject to 3.2.1, the Trustee shall transfer from the Company's account hereunder to the account of any Participating Trust such amount as the Company directs. Upon a Potential Change in Control, any funds then held in the Company's account hereunder shall be allocated as of the Valuation Date coinciding with or next following the Potential Change in Control to the Participating Trusts hereunder. The amount allocated to each such Participating Trust shall be that portion of the total amount in the Company's account that is proportional to the ratio of a Participating Trust's Potential Change in Control Funding Amount (as such term is defined in the Participating Trusts) to the aggregate of the Potential Change in Control Funding Amounts of all of the Participating Trusts.

2.2       Investments

2.2.1              The trust fund may be invested primarily in insurance or annuity contracts ("Contracts"). Such Contracts may be purchased by the Company and transferred to the Trustee by the Company or a Participating Trust Trustee as in-kind contributions or may be purchased by the Trustee with the proceeds of cash contributions (or may be purchased upon direction by the Company pursuant to 2.2.2 or an Investment Manager pursuant to 2.2.4). The Company's contributions to the trust shall include sufficient cash to make projected premium payments on such Contracts and payments of interest due on loans secured by the cash value of such Contracts, unless the Company makes such payments directly. The Trustee shall have the power to exercise all rights, privileges, options and elections granted by or permitted under any Contract or under the rules of the issuing insurance company ("Insurer"), including the right to obtain policy loans against the cash value of the Contract. The Company or a Participating Trust Trustee or a Committee (as such term is defined in the Participating Trusts) may from time to time direct the Trustee in writing as to the designation of the beneficiary of a Plan participant under a Contract for any part of the death benefits payable to such beneficiary thereunder, and the Trustee shall file such designation with the Insurer.

2.2.2              The trustee shall invest the trust fund in accordance with written directions by the Company. However, after a Change in Control (as such term is defined in the Participating Trusts) no investments shall be made in any securities or instruments issued by the Company or other assets of the Company without the written Consent of Participants (as such term is defined in the Participating Trusts). The Trustee shall act only as an administrative agent in carrying out directed investment transactions and shall not be responsible for the investment decision. If a directed investment transaction violates any duty to diversify, to maintain liquidity or to meet any other investment standard under this trust or applicable law, the entire responsibility shall rest upon the Company. The Trustee shall be fully protected in acting upon or complying with any investment objectives, guidelines, restrictions or directions provided in accordance with this paragraph.

Notwithstanding the foregoing, after a Change in Control the Company shall no longer be entitled to direct the Trustee with respect to the investment of the trust fund pursuant to this 2.2.2, unless the Written Consent of Participants is obtained for the Company to continue to have this right pursuant to this 2.2.2. If such written Consent of Participants is not obtained, the trust fund shall be invested by the Trustee pursuant to 2.2.3 or an Investment Manager pursuant to 2.2.4 and the Trustee or Investment Manager shall also have the right to invest the trust fund primarily in insurance or annuity contracts pursuant to 2.2.1.

2.2.3               If the Trustee does not receive instructions from the Company for the investment of part or all of the trust fund, the Trustee shall invest and reinvest the assets of the trust as the Trustee, in its sole discretion, may deem appropriate, including (without limiting the generality of the foregoing) improved and unimproved real property, whether or not income producing, common and preferred stocks, shares or certificates of participation issued by investment companies, investment trusts and mutual funds, common or pooled investment funds, bonds, debentures, mortgages, deeds of trust, insurance and annuity contracts, notes secured by real or personal property, leases, ground leases, limited partnership interests, real or personal property interests owned, developed or managed by joint ventures or limited partnerships, obligations of governmental bodies, both domestic and foreign, notes, commercial paper, certificates of deposit, and other securities or evidences of indebtedness, secured or unsecured, including variable amount notes, convertible securities of all types and kinds, interest-bearing savings or deposit accounts with any federally-insured bank (including the Trustee or an affiliate of the Trustee) or any savings and loan association, and any other property permitted as trust investments under applicable law; provided, however, the Trustee is hereby specifically authorized to sell covered call options but shall not purchase such options or otherwise deal in options or futures contracts.

The Trustee is hereby specifically authorized to invest in any common or pooled investment fund or mutual fund now or hereafter maintained by the Trustee or an affiliate of the Trustee and any interest-bearing savings or deposit accounts with the banking department of the Trustee or an affiliate of the Trustee.

2.2.4              The Company may appoint one or more investment managers ("Investment Manager") subject to the following provisions:

(a) The Company may appoint one or more Investment Managers to manage (including the power to acquire and dispose of) a specified portion of the assets of the trust (hereinafter referred to as that Investment Manager's "Segregated Fund"). Any Investment Manager so appointed must be either (A) an investment adviser registered as such under the Investment Advisers Act of 1940, (B) a bank, as defined in that Act, or (C) an insurance company qualified to perform services in the management, acquisition or disposition of the assets of trusts under the laws of more than one state; and any Investment Manager so appointed must acknowledge in writing to the Company and to the Trustee that it is a fiduciary with respect to the Plans. The Trustee, until notified in writing to the contrary, shall be fully protected in relying upon any written notice of the appointment of an Investment Manager furnished to it by the Company.  In the event of any vacancy in the office of Investment Manager, the Trustee shall be deemed to be the Investment Manager of that Investment Manager's Segregated Fund until an Investment Manager thereof shall have been duly appointed; and in such  event, until an Investment Manager shall have been so  appointed and qualified, references herein  to the Trustee's acting in respect of that Segregated Fund pursuant to direction from the Investment Manger shall be deemed to  authorize  the  Trustee to act in its own discretion in managing and controlling the assets of that Segregated Fund, and subparagraph (c) below shall have no effect with respect thereto and shall be disregarded.

(b) Each Investment Manager appointed pursuant to subparagraph (a) above shall have exclusive authority and discretion to manage and control the assets of its Segregated Fund and may invest and reinvest the assets of the Segregated Fund in any investments in which the Trustee is authorized to invest under 2.2.3, subject to the limitations of 2.2.3 and subject to the terms and limitations of any written instruments pertaining to its appointment as Investment Manager. Copies of any such written instruments shall be furnished to the Trustee. In addition, each Investment Manager from time to time and at any time may delegate to the Trustee (or in the event of any vacancy in the office of Investment Manager, the Trustee may exercise in respect of that Investment Manager's Segregated Fund) discretionary authority to invest and reinvest otherwise uninvested cash held in its Segregated Fund temporarily in bonds, notes or other evidences of indebtedness issued or fully guaranteed by the United States of America or any agency or instrumentality thereof, or  in other obligations of a short-term nature, including prime commercial obligations or part interests therein.

(c) Unless the Trustee knowingly participates in, or knowingly undertakes to conceal, an act or omission of an Investment Manager, knowing such act or omission to be a breach of the fiduciary responsibility of the Investment Manager with respect to any Plan, the Trustee shall not be liable for any act or omission of any Investment Manager and shall not be under any obligation to invest or otherwise manage the assets of any Plan that are subject to the management of any Investment Manager. Without limiting the generality of the foregoing, the Trustee shall not be liable by reason of its taking or refraining from taking at the direction of an Investment Manager any action in respect of that Investment Manager's Segregated Fund. The Trustee shall be under no duty to question or to make inquiries as to any direction or order or failure to give direction or order by any Investment Manager; and the Trustee shall be under no duty to make any review of investments acquired for the trust at the direction or order of any Investment Manager and shall be under no duty at any time to make any recommendation with respect to disposing of or continuing to retain any such investment.

2.3         Excess Assets

Excess Assets (as such term is defined in the Participating Trusts) allocable to any Participating Trust that are held in this trust may be returned to the Company in accordance with the provisions of such Participating Trust and 3.2 hereof. Funds not allocated to any Participating Trust shall not be returned to the Company (payments made out of the Company's account on behalf of a Participating Trust pursuant to 3.2 shall not constitute a return to the Company of any unallocated funds).

2.4         Subtrusts

2.4.1              Upon written direction of the Company, the Trustee shall establish a separate subtrust ("Subtrust") for each participant in a Plan. The Subtrust shall reflect an undivided interest in the Participating Trust's assets of the trust fund and shall not require any segregation of particular assets. In the event the Company directs the Trustee to establish separate Subtrusts, the Company shall direct the Trustee with respect to the allocation of assets of the trust fund among each separate Subtrust. After a Change in Control, any such direction by the Company with respect to the allocation of assets of the trust fund among separate Subtrusts may be made only with the Written Consent of Participants affected thereby. If the Trustee does not receive a valid direction with respect to the allocation of assets of the trust fund among separate Subtrusts within 90 days after such Subtrusts are established, the assets of the trust fund or affected portion thereof shall be allocated in accordance with the provisions of the applicable Participating Trust. With respect to any new contributions to the trust by the Company after separate Subtrusts have been established, the Company shall designate each participant for which such contributions are made. The Trustee shall have no duty to inquire whether any of the foregoing allocations of assets of the trust fund or contributions to the trust are made in compliance with the terms of any Plan.

After establishment of separate Subtrusts, the interest of each Subtrust in this trust shall be accounted for as a separate fund of the trust and no part of the assets allocable to one participant and his/her Subtrust shall be utilized to provide any benefits under any Plan to any other participant.

The Trustee shall allocate investment earnings and losses of the trust fund among the Subtrusts in proportion to their account balances.  Payments to general creditors during Insolvency Administration under 5.2 shall be charged against each Subtrust in proportion to its account balance plus payment therefrom to the beneficiary thereof made during the previous duration of said Subtrust, except that payment of benefits to a Plan participant as a general creditor shall be charged against the Subtrust for that participant.

2.4.2              Upon direction of a Participating Trust Trustee, the Trustee shall establish a separate subtrust for each participant (each a "Participant Trust") in a Plan. The Participant Trust shall reflect an undivided interest in the Participating Trust's assets of the trust fund and shall not require any segregation of particular assets. The assets of the trust shall be allocated to such separate Participant Trusts in accordance with the provisions of the applicable Participating Trust.  After such allocation, the interest of each Participant Trust in this trust shall be accounted for as a separate fund of the trust and no part of the assets allocable to one participant and his/her Participant Trust shall be utilized to provide any benefits under any Plan to any other participant.

(a)  With respect to any new contributions to the trust by the Company after the Participant Trusts have been established, the Company shall designate each participant and his/her associated Participant Trust for which such contributions are made.

(b)Investment earnings and losses of the trust fund of the Plan shall be allocated among the Participant Trusts in proportion to their account balances.  Payments to general creditors during Insolvency Administration shall be charged, until each such trust is exhausted, against each Participant Trust in proportion to its account balance plus payments therefrom to the beneficiary thereof made during the previous duration of said Participant Trust, except that payment of benefits to a Plan participant as a general creditor shall be charged against the appropriate Participant Trust for that participant.

(c) Following the establishment of Participant Trusts, a Plan's benefits shall be paid to each participant or his/her beneficiary(ies) in accordance with the terms of the Plan until all assets allocable to his/her Participant Trust are exhausted.  Thereafter, a participant shall have no claim against any of the other assets of this trust. Notwithstanding the foregoing, if at any time after the establishment of Participant Trusts, the value of a participant's Participant Trust shall be $100,000 or less, distribution of the value of such Participant Trust shall be made by the Trustee to such participant at such time in a lump sum. Thereafter, such participant shall have no claim against any of the other assets of this trust, but shall retain any rights which he may have against the Company pursuant to the Plan.

(d)  If at any time after the establishment of Participant Trusts in accordance with this 2.4.2, the Company shall fund the trust to the level required by the applicable Participating Trust to avoid the establishment of separate Participant Trusts, then at the Company's option and upon notice by the Company to the Trustee to such effect, the requirement of this 2.4.2 for separate Participant Trusts shall cease (and the provisions related thereto shall have no force or effect) and such requirement shall thereafter recommence only if the Participating Trust funding level thereafter falls below the level described in the applicable Participating Trust  as requiring the establishment of separate Participant Trusts.

2.5              Substitution of Other Property

2.5.1             The Company shall have the power to reacquire part or all of the trust fund at any time, by substituting for it other readily marketable property of equivalent value, net of any costs of disposition. Such power is exercisable in a nonfiduciary capacity and may be exercised without the consent of participants or any other person.

2.5.2              The value of any insurance Contracts reacquired under 2.5.1 shall be the present value of future projected cash flow or benefits payable under the Contract, but not less than the cash surrender value. The projection shall include death benefits based on reasonable mortality assumptions. The value of all other assets in the trust fund shall be fair market value. Values shall be determined by the Trustee and may be based on the determination of Experts (See 2.6.2).

2.6              Administrative Powers of Trustee

2.6.1              Subject in all respects to applicable provisions of this Trust Agreement, the Participating Trust Agreements and the Plans, including limitations on investment of the trust fund, the Trustee shall have the rights, powers and privileges of an absolute owner when dealing with property of the trust, including (without limiting the generality of the foregoing) the powers listed below:

(a) To sell, convey, transfer, exchange, partition, lease, and otherwise dispose of any of the assets of the trust at any time held by the Trustee under this Trust Agreement;

(b) To exercise any option, conversion privilege or subscription right given the Trustee as the owner of any security held in the trust; to vote any corporate stock either in person or by proxy, with or without power of substitution; to consent to or oppose any reorganization, consolidation, merger, readjustment of financial structure, sale, lease or other disposition of the assets of any corporation or other organization, the securities of which may be an asset of the trust; and to take any action in connection therewith and receive and retain any securities resulting therefrom;

(c) To deposit any security with any protective or reorganization committee, and to delegate to such committee such power and authority with respect thereto as the Trustee may deem proper, and to agree to payout of the trust such portion of the expenses and compensation of such committee as the Trustee, in its discretion, shall deem appropriate;

(d) To cause any property of the trust to be issued, held or registered in the name of the Trustee as trustee, or in the name of one or more of its nominees, or one or more nominees of any system for the central handling of securities, or in such form that title will pass by delivery, provided that the records of the Trustee shall in all events indicate the true ownership of such property;

(e) To renew or extend the time of payment of any obligation due or to become due;

(f) To commence or defend lawsuits or legal or administrative proceedings; to compromise, arbitrate or settle claims, debts or damages in favor of or against the trust; to deliver or accept, in either total or partial satisfaction of any indebtedness or other obligation, any property; to continue to hold for such period of time as the Trustee may deem appropriate any property so received; and to pay all costs and reasonable attorneys' fees in connection therewith out of the assets of the trust;

(g) To grant options to purchase or to acquire options to purchase any real property;

(h) To foreclose any obligation by judicial proceeding or otherwise;

(i) To manage any real property in the trust in the same manner as if the Trustee were the absolute owner thereof, including the power to lease the same for such term or terms within or beyond the existence of the trust and upon such conditions, including (but not by way of limitation) agreements for the purchase or disposal of buildings thereon and options to the tenant to renew such lease from time to time, or to purchase such property, as the Trustee may deem proper;

(j) To borrow money from any person in such amounts, upon such terms and for such purposes as the Trustee, in its discretion, may deem appropriate; and in connection therewith, to execute promissory notes, mortgages or other obligations and to pledge or mortgage any trust assets as security; and to lend money on a secured or unsecured basis to any person other than a party in interest;

(k) To appoint one or more persons or entities as ancillary trustee or sub-trustee for the purpose of investing in and holding title to real or personal property or any interest therein located outside the State of Missouri; provided that any such ancillary trustee or sub-trustee shall act with such power, authority, discretion, duties, and functions of the Trustee as shall be specified in the instrument establishing such ancillary or subtrust, including (without limitation) the power to receive, hold and manage property, real or personal, or undivided interests therein; and the Trustee may pay the reasonable expenses and compensation of such ancillary trustees or sub-trustees out of the trust;

(l) To deposit any securities held in the trust with a securities depository;

(m) To hold such part of the assets of the trust uninvested for such limited periods of time as may be necessary for purposes of orderly account administration or pending required directions, without liability for payment of interest;

(n) To determine how all receipts and disbursements shall be credited, charged or apportioned as between income and principal, and the decision of the Trustee shall be final and not subject to question by any participant or beneficiary of the trust; and

(o) Generally to do all acts, whether or not expressly authorized, which the Trustee may deem necessary or desirable for the orderly administration or protection of the trust fund.

2.6.2              The Trustee may engage one or more independent attorneys, accountants, actuaries, appraisers or other experts (each an "Expert") for any purpose, including the determination of Excess Assets (as such term is defined in the Participating Trusts). The determination of an Expert shall be final and binding on the Company, the Participating Trust Trustees, the Trustee, and all of the Plans' participants unless within 30 days after receiving a determination deemed by any participant to be adverse, any participant initiates suit in a court of competent jurisdiction seeking appropriate relief. The Trustee shall have no duty to oversee or independently evaluate the determination of the Expert. The Trustee shall be authorized to pay the fees and expenses of any Expert out of the assets of the trust fund.

2.6.3              The Company shall from time to time pay taxes (references in this Trust Agreement to the payment of taxes shall include interest and applicable penalties) of any and all kinds whatsoever which at any time are lawfully levied or assessed upon or become payable in respect of the trust fund, the income or any property forming a part thereof, or any security transaction pertaining thereto. To the extent that any taxes levied or assessed upon the trust fund are not paid by the Company or contested by the Company pursuant to the last sentence of this paragraph, the Trustee shall pay such taxes out of the trust fund, and the Company shall upon demand by the Trustee deposit into the trust fund an amount equal to the amount paid from the trust fund to satisfy such tax liability. If requested by the Company, the Trustee shall, at the company's expense, contest the validity of such taxes in any manner deemed appropriate by the Company or its counsel, but only if it has received an indemnity bond or other security satisfactory to it to pay any expenses of such contest.  Alternatively, the Company may itself contest the validity of any such taxes, but any such contest shall not affect the Company's obligation to reimburse the trust fund for taxes paid from the trust fund.

2.6.4              In the event a Plan's participant's beneficiary designation results in a participant or the participant's spouse being deemed to have made a "generation-skipping transfer" as defined in Section 2611 of the Code, then to the extent that the participant or participant's "executor", as said term is defined in the Code (or the spouse of the participant or said spouse's statutory executor in the case of a generation-skipping transfer deemed to have been made by a participant's spouse), have not previously used the total generation-skipping transfer exemption that is available under Section 2631 of the Code to such transferor, such unused exemption shall be allocated in the manner prescribed by Section 2632 of the Code, except that (a) any generation-skipping transfer resulting from said beneficiary designation shall be excluded from the allocation; and (b) the method of allocation under Section 2632 shall be reversed so that such unused portion of said transferor's exemption shall be applied first to trusts or trust equivalents of which transferor is the deemed transferor and from which taxable distributions occur and, second, to direct skips occurring at said transferor's death. Any portion of said transferor's total generation-skipping transfer exemption not used pursuant to the provisions of the previous sentence shall be allocated to the transfer resulting from the beneficiary designation that gives rise to the generation-skipping transfer hereunder.

Notwithstanding any provisions in a Plan or this Trust Agreement to the contrary, the Company and Trustee may withhold any benefits payable to a beneficiary as a result of the death of the participant or any other beneficiary until such time as (a) the Company or Trustee is able to determine whether a generation-skipping transfer tax, as defined in Chapter 13 of the Code, or any substitute provision therefor, is payable by the Company or Trustee; and (b) the Company or Trustee has determined the amount of generation-skipping transfer tax that is due, including interest thereon. If any such tax is payable, the Company or Trustee shall reduce the benefits otherwise payable hereunder to such beneficiary by the amount necessary to provide said beneficiary with a benefit equal to the amounts that would have been payable if the original benefits had been calculated on the basis of a present value at the time of the generation-skipping transfer equal to the then present value of the originally contemplated benefit less an amount equal to the generation-skipping transfer tax and any interest thereon that is payable as a result of the death in question. The Company or Trustee may also withhold from distribution by further reduction of the then net present value of benefits calculated in accordance with the terms of the previous sentence such amounts as the Company or Trustee feels are reasonably necessary to pay additional generation-skipping transfer tax and interest thereon from amounts initially calculated to be due.  Any amounts so withheld shall be payable as soon as there is a final determination of the applicable generation-skipping tax and interest thereon. No interest shall be payable by the Company or Trustee to any beneficiary for the period of time that is required from the date of death to the time when the aforementioned generation-skipping transfer tax determinations are made and the amount of benefits payable to a beneficiary can be fully determined.

ARTICLE III

Administration

3.1              Committees; Company Representatives

3.1.1              Each Plan is administered by a Committee appointed by the Company. A Committee has general responsibility to interpret its Plan and determine the rights of participants and beneficiaries.

3.1.2              The Trustee shall be given the names and specimen signatures of the members of each Committee and any other Company and Participating Trust Trustee's representatives authorized to take action in regard to the administration of a Plan and/or this trust. The Trustee shall accept and rely upon the names and signatures until notified of any change. Instructions to the Trustee shall be signed for the Committee by such person as the Committee may designate and for the Company by such representative as the Company may designate.

3.2              Payments From Trust Fund

3.2.1              From time to time, upon receipt of written directions from the Company or a Participating Trust Trustee, delivered before a Valuation Date, the Trustee shall make payments on behalf of a Participating Trust from the Company's account or the beneficial interest of a Participating Trust to such persons, in such manner and in such amounts as the Company or Participating Trust Trustee, as applicable, shall direct, and amounts paid out of the trust pursuant to such direction shall cease to constitute a part of this trust. All such payments shall be made as of the Valuation Date next following receipt of such written direction.

3.2.2              The Trustee, as directed by the Company, shall make any required income tax withholding and shall pay amounts withheld to taxing authorities on the Company's behalf or determine that such amounts have been paid by the Company.

3.2.3              The Company or a Participating Trust Trustee, by written direction delivered to the Trustee not less than 10 days before a Valuation Date, may direct the withdrawal and transfer to a Participating Trust as of that Valuation Date of part or all of a Participating Trust's entire beneficial interest in the fund. The Trustee shall determine the value of such beneficial interest as of that Valuation Date and transfer the amount of such value to that Participating Trust as soon as practicable after such Valuation Date, either in cash, or, in the discretion of the Trustee, in other property or partly in cash and partly in other property. This trust shall terminate upon the complete withdrawal therefrom of the entire beneficial interests of all Participating Trusts.

3.2.4              The Trustee shall use the assets of the trust or any Subtrust or any Participant Trust to make benefit payments or other payments in the following order of priority;

(a) All assets of the trust or any Subtrust or any Participant Trust other than Contracts with Insurers, in such order as the Trustee may determine;

(b) Cash contributions from the Company; and the Company hereby agrees to make cash contributions to the trust to enable the Trustee to make all benefit payments and other payments when due, unless the Company makes such payments directly, whenever the Trustee or a Participating Trust Trustee advises the Company that the assets of the trust or any Subtrust or any Participant Trust, other than Contracts with Insurers, are insufficient to make such payments; and

(c) Contracts with Insurers held in the trust or any Subtrust or any Participant Trust; and in using any such Contracts, the Trustee shall first borrow 50% of the cash surrender value of each such Contract, proceeding in order of Contracts from the Contracts which have been in force for the longest times (and in alphabetical order based on the last name of the insured for Contracts placed in force on the same date) to the Contracts which have most recently been placed in force; and thereafter the Trustee shall surrender Contracts in the same order of priority as set forth above.

Notwithstanding the foregoing, the Trustee may use the assets of the trust or any Subtrust or any Participant Trust in any other order of priority directed by the Company with the Written Consent of Participants affected thereby.

3.2.5              The Trustee and each Participating Trust Trustee hereby appoint Company as paying agent of each Participating Trust and this trust. Company shall advise each Participating Trust Trustee and the Trustee monthly by the 20th of each month regarding amounts required to be paid during the following month to each Plan's participants and beneficiaries. The Trustee and Participating Trust Trustees shall advise the Company as to cash available to pay such benefits. At the end of each month, this trust on behalf of each Participating Trust, to the extent directed by the Company, shall deposit with the Company as paying agent for this trust and the Participating Trust, from such Participating Trust's portion of the fund, an amount up to that necessary for the Company to pay benefits to participants and beneficiaries during the following month on behalf of such Participating Trust. Deposit of any such trust/Participating Trust monies with the Company shall not constitute a return to the Company of any assets of any Participating Trust. Company shall make payments to participants and beneficiaries on behalf of the applicable Participating Trust. Amounts necessary to pay benefits to participants and beneficiaries that are not provided by the Participating Trust shall be paid by the Company. Rather than charge a payment made pursuant to this 3.2.5 to a particular Participating Trust, the Company may direct the Trustee to charge such payment against the Company's account maintained hereunder.

3.3              Valuations

3.3.1              As of the last day of November, 1989 and as of the last day of each month thereafter or more frequently as agreed upon by the Company, the Participating Trust Trustees and the Trustee (hereinafter called "Valuation Dates"), the Trustee shall determine the fair market value of the fund in such manner as the Trustee in its discretion shall prescribe and the Company shall approve, but in accordance with a method consistently followed and uniformly applied. In determining fair market value, the Trustee shall utilize and shall be entitled to rely upon the Company, published quotations or pricing services that the Trustee deems reliable, or in the absence thereof, upon estimates or appraisals of value obtained from sources that the Trustee deems qualified, including bankers, brokers, dealers or others, who are familiar with the type of investment involved and who may be employees of the Trustee. The Trustee's reasonable valuations shall be binding on the Participating Trusts and all persons interested therein.

3.3.2              (a) For purposes of valuing the beneficial interests of Participating Trusts and of the Company's account maintained hereunder, the fund shall be divided into units without distinction between principal and income. Each unit shall represent a proportionate undivided beneficial interest in the fund as a whole, but shall not represent any right, title, or interest in or to any specific asset of the fund, title to which shall be in the Trustee. All units of the fund shall be of equal value. No unit shall have any priority or preference over any other. No participating Trust may assign any part of its equity or interest in the fund.

(b) Upon any payment by the Company on behalf of the Company account or by the company on behalf of a participating Trust or by a fiduciary of a Participating Trust of the Trustee pursuant to 2.1, the Company account or Participating Trust, as applicable, shall be deemed to have bought, at a unit price equal to the unit value on that date, one or more full and/or fractional units having an aggregate value equal to the amount of the payment. The Trustee may accept property at its fair market value in lieu of cash in payment of the purchase price of units. There shall be no limit on the number of units the Company account or any one Participating Trust may buy.

(c) When directed by the Company or a Plan's Committee or a Participating Trust Trustee to make a payment out of the beneficial interest of the Participating Trust as provided in 3.2, the Trustee shall cancel a number of full and/or fractional units having an aggregate value equal to the amount of the payment. Any payment made out of the beneficial interest of the Company account shall cancel a number of full and/or fractional units having an aggregate value equal to the amount of the payment. Neither the Company account nor any Participating Trust shall have claims to any part of the fund in excess of the value of such account's or Participating Trust's units.

(d) At the inception of the fund, the value of each unit shall be $10.00. Thereafter, the Trustee shall revalue each unit as of each Valuation Date. Revaluation shall be made by establishing as provided in 3.3.1 the fair market value of the fund as of the close of business on the Valuation Date and dividing that value by the total number of units of the fund outstanding on that date. Such revaluation shall be made in accordance with a method consistently followed and uniformly applied and shall be completed as soon as practicable after the Valuation Date. On any Valuation Date, the Trustee may either increase or decrease the number of outstanding units in the fund.

3.              Records

The Trustee shall keep complete records on the trust fund open to the inspection by the Company and each Plan's Committee and Participating Trust Trustees at all reasonable times. In addition to accountings required below, the Trustee shall furnish to the Company and each Plan's Committee and Participating Trust Trustees any information requested about the trust fund in whatever format as the Company/Committees/Participating Trust Trustees may reasonably request.

3.5              Accountings

3.5.1              The Trustee shall furnish the Company and each Participating Trust Trustee with a complete statement of accounts annually within 60 days after the end of the trust year showing assets and liabilities and income and expense for the year of the trust and each Participating Trust and each Subtrust and each Participant Trust and shall furnish the Company and each Participating Trust Trustee with such complete statements at such other times as the Company and/or each Participating Trust Trustee may reasonably request. The form and content of the statement of account shall be sufficient for the Company to include in computing its taxable income and credits the income, deductions and credits against tax that are attributable to the trust fund and shall be in whatever format as the Company may reasonably request.

3.5.2              The Company and/or each Participating Trust Trustee may object to an accounting within 180 days after it is furnished and require that it be settled by audit by a qualified, independent certified public accountant. The auditor shall be chosen by the Trustee from a list of at least five such accountants furnished by the Company or Participating Trust Trustee at the time the audit is requested. Either the Company or Participating Trust Trustee or the Trustee may require that the account be settled by a court of competent jurisdiction, in lieu of or in conjunction with the audit. All expenses of any audit or court proceedings, including reasonable attorneys' fees, shall be allowed as administrative expenses of the trust.

3.5.3              If neither the Company nor Participating Trust Trustees object to an accounting within the time provided, the account shall be settled for the period covered by it.

3.5.4              When an account is settled, it shall be final and binding on all parties, including all participants and persons claiming through them.

3.6              Expenses and Fees

3.6.1              The trustee shall be reimbursed for all expenses and shall be paid a reasonable fee fixed by agreement with the Company from time to time. No increase in the fee shall be effective before 60 days after the Trustee gives notice to the Company of the increase. The trustee shall notify the Company periodically of expenses and fees.

3.6.2              The Company shall pay administrative fees and expenses. If not so paid, the fees and expenses shall be paid from the trust fund. The Company shall reimburse the trust fund for any fees and expenses paid out of it.

ARTICLE IV

Liability

4.1              Indemnity

Subject to such limitations as may be imposed by applicable law, the Company shall indemnify and hold harmless the trustee from any claim, loss, liability or expense arising from any action or inaction in administration of this trust based on direction or information from either the Company, any Committee, any Participating Trust Trustee, any Investment Manager or any Expert, absent willful misconduct or bad faith on the part of the Trustee or Participating Trust Trustee.

4.2              Bonding

The Trustee need not give any bond or other security for performance of its duties under this trust.

ARTICLE V

Insolvency

5.1              Determination of Insolvency

5.1.1              The Company is "Insolvent" for purposes of this trust if:

(a) The Company is unable to pay its debts as they come due; or

(b) The Company is the subject of a pending proceeding as a debtor under the federal Bankruptcy Code (or any successor federal statute).

5.1.2              The Company shall promptly give notice to the Trustee upon becoming Insolvent. The Chief Executive officer of the Company and the Board (as such term is defined in the Participating Trusts) shall be obligated to give such notice. If the Trustee receives such notice or receives from any other person claiming to be a creditor of the Company a written allegation that the Company is Insolvent, the Trustee shall independently determine whether such Insolvency exists. The expenses of such determination shall be allowed as administrative expenses of the trust.

5.1.3              The Trustee shall continue making payments from the trust fund to participants under any Plan while it is determining the existence of Insolvency.  Such payments shall cease and the Trustee shall commence Insolvency
Administration under 5.2 upon the earlier of:

(a) A determination by the Trustee or a court of competent jurisdiction that the Company is Insolvent; or

(b) 30 days after the notice or allegation of Insolvency is received under 5.1.2, unless the Trustee or a court of competent jurisdiction has determined that the Company is not Insolvent since receipt of such notice or allegation.

5.1.4 The Trustee shall have no obligation to investigate the financial condition of the Company prior to receiving a notice or allegation of Insolvency under 5.1.2.

5.2              Insolvency Administration

5.2.1              During "Insolvency Administration", the Trustee shall hold the trust fund for the benefit of the general creditors of the Company and make payments only in accordance with 5.2.2. The Trustee shall continue the investment of the trust fund in accordance with 2.2.

5.2.2              The Trustee shall make payments out of the trust fund in one or more of the following ways:

(a) To general creditors in accordance with instructions from a court, or a person appointed by a court, having jurisdiction over the Company's condition of Insolvency;

(b) To any Plan's participants and beneficiaries in accordance with such instructions; or

(c) in payment of its own fees or expenses.

5.2.3              The Trustee shall have a priority claim against the trust fund with respect to its own fees and expenses.

5.3              Termination of Insolvency Administration

5.3.1              Insolvency Administration shall terminate when the Trustee determines that the Company:

(a) Is not Insolvent, in response to a notice or allegation of Insolvency under 5.1.2; or

(b) Has ceased to be Insolvent; or

(c) Has been determined by a court of competent jurisdiction not to be Insolvent or to have ceased to be Insolvent.

5.3.2              Upon termination of Insolvency Administration under 5.3.1, the trust fund shall continue to be held for the benefit of the participants in the Plans.  Benefit payments due during the period of Insolvency Administration shall be made as soon as practicable, together with interest from the due dates at the following rates:

(a) if a Plan is deferred compensation plan or other defined contribution plan, at the rate credited on the participant's account under such plan.

(b) if a Plan is a supplemental executive retirement plan or other defined benefits plan or any other plan (other than a plan referred to in (a) immediately above), at a rate equal to the interest rate fixed by the Pension Benefit Guaranty Corporation for valuing immediate annuities in the preceding month.

5.4               Creditors' Claims During Solvency

5.4.1              During periods of Solvency the Trustee shall hold the trust fund exclusively to pay the Plans' benefits and fees and expenses of the trust until all Plan benefits have been paid. Creditors of the Company shall not be paid during Solvency from the trust fund, which may not be seized by or subjected to the claims of such creditors in any way.

5.4.2              A period of "Solvency" is any period not covered by 5.2.

ARTICLE VI

Successor Trustees

6.1              Resignation and Removal

6.1.1              The Trustee may resign at any time by notice to the Company and the Participating Trust Trustees, which shall be effective in 60 days unless the Company and the Participating Trust Trustees and the Trustee agree otherwise.

6.1.2The Trustees may be removed by the Company on 60 days' notice or shorter notice accepted by the Trustee. After a Change in Control the Trustee may be removed only with the Written Consent of Participants.

6.1.3              When resignation or removal is effective, the Trustee shall begin transfer of assets to the successor Trustee immediately. The transfer shall be completed within 60 days, unless the Company extends the time limit.

6.1.4              If the Trustee resigns or is removed, the Company shall appoint a successor by the effective date of resignation or removal under 6.1.1 or 6.1.2. After a Change in Control a successor Trustee may be appointed only with the Written Consent of Participants. If no such appointment has been made, the Trustee may apply to a court of competent jurisdiction for appointment of a successor or for instructions. All expenses of the Trustee in connection with the proceeding shall be allowed as administrative expenses of the trust.

6.2              Appoint of Successor

6.2.1              The Company may appoint any national or state bank or trust company that is unrelated to the Company as a successor to replace the Trustee upon resignation or removal. The appointment shall be effective when accepted in writing by the new Trustee, which shall have all of the rights and powers of the former Trustee, including ownership rights in the trust assets. The former trustee shall execute any instruments necessary or reasonably requested by the Company or the successor trustee to evidence the transfer. After a Change in Control a successor trustee may be appointed only with the Written Consent of Participants.

6.2.2              The successor Trustee need not examine the records and acts of any prior Trustee and may retain or dispose of existing trust assets, subject to Article II.  The successor Trustee shall not be responsible for, and the Company shall indemnify and hold harmless the successor Trustee from any claim or liability because of, any action or inaction of any prior Trustee or any other past event, any existing condition or any existing assets.

6.3              Accountings; Continuity

6.3.1              A Trustee who resigns or is removed shall submit a final accounting to the Company and Participating Trust Trustees as soon as practicable. The accounting shall be received and settled as provided in 3.5 for regular accountings.

6.3.2              No resignation or removal of the Trustee or change in identity of the Trustee for any reason shall cause a termination of any Plan or this trust.

ARTICLE VII

General Provisions

7.1              Interests Not Assignable

7.1.1              The interest of a participant in the trust fund may not be assigned, pledged or otherwise encumbered, seized by legal process, transferred or subjected to the claims of the participant's creditors in any way.

7.1.2              The Company may not create a security interest in the trust fund in favor of any of its creditors. The Trustee shall not make payments from the trust fund of any amounts to creditors of the Company who are not Plan participants, except as provided in 5.2.

7.1.3              The participants shall have no interests in the assets of the trust fund beyond the right to receive payment of Plan benefits from such assets outside periods of Insolvency Administration under 5.2. During Insolvency Administration the participants' rights to trust assets shall not be superior to those of any other general creditors of the Company.

7.2              Amendments

The Company and the Participating Trust Trustees and the Trustee may amend this trust at any time by a written instrument executed by all parties; provided however, this Trust Agreement may not be amended to remove the requirement that this Trust Agreement is subject to the provisions of each Participating Trust.

7.3              Applicable Law

This trust shall be governed, construed and administered according to the laws of Missouri, except as preempted by ERISA.

7.4              Agreement Binding on All Parties

This Trust Agreement shall be binding upon the heirs, personal representatives, successors and assigns of any and all present and future parties.

7.5              Notices and Directions

Any notice or direction under this trust shall be in writing and shall be effective when actually delivered or, if mailed, upon receipt. Mail to a party shall be directed to the address stated below or to such other address as the party may specify by notice to the other parties. Notices to any Committee shall be sent to the address of the Company. Until notice is given to the contrary, notices to the Company and Participating Trust Trustees and the Trustee shall be addressed as follows:

Company:                  Southwestern Bell Corporation
One Bell Center
St. Louis, Missouri 63101-3099
Attention:  Senior Vice President-Finance
and Treasurer

Trustee:                  Boatmen's Trust Company
510 Locust Street, P.O. Box 14737
St. Louis, Missouri 63178
Attention:  Pension Administration

Participating Trust            Boatmen's Trust Company
Trustees:                      510 Locust Street, P.O. Box 14737
      St. Louis, Missouri 63178
     Attention:  Pension Administration

7.6              No Implied Duties

The duties of the Trustee shall be those stated in this trust, and no other duties shall be implied.

7.7              Beneficiary (ies); Beneficiary's Benefits

For purposes of this Trust Agreement, (1) any person to whom payment under a Plan is made or is to be made in the event of a participant's death shall be such participant's "beneficiary," (2) Benefits under a Plan paid or to be paid to a participant's beneficiary shall be considered a benefit paid or to be paid to the participant, as applicable, and (3) after the death of the participant, a participant's beneficiary (ies), collectively, shall stand in the place and stead of the participant and shall be considered the Plan participant and treated as such, except such beneficiary (ies) shall have no vote and shall not be counted as a participant for purposes of determining the Written Consent of Participants pursuant to 1.2.6 of any participating Trust.

7.8              Gender, Singular and Plural

All pronouns and any variations thereof shall be deemed to refer to the masculine or feminine, as the identity of the person or persons may require. As the context may require, the singular may be read as the plural and the plural as the singular.

ARTICLE VIII

INSURER

8.1              Insurer Not a Party

An Insurer shall not be deemed to be a party to this trust, and its obligation shall be measured and determined solely by the terms of its Contracts and other agreements executed by it.

8.2              Authority of Trustee

An Insurer shall accept the signature of the Trustee to any documents or papers executed in connection with its Contracts. The signature of the Trustee shall be conclusive proof to the Insurer that the person on whose life an application is being made is eligible to have such Contract issued on his life and is eligible for a Contract of the type and amount requested.

8.3              Contract Ownership

An Insurer shall deal with the Trustee as the sole and absolute owner of the trust's interests in its Contracts and shall have not obligation to inquire whether any action or failure to act on the part of the Trustee is in accordance with our authorized by the terms of a Plan or a Participating Trust or this trust.

8.4              Limitation of Liability

An Insurer shall be fully discharged from any and all liability for any action taken or any amount paid in accordance with the direction of the Trustee and shall have no obligation to see to the proper application of the amounts so paid. The Insurer shall have no liability for the operation of this trust or a Plan, whether or not in accordance with their terms and provisions.

8.5              Change of Trustee

An Insurer shall be fully discharged from any and all liability for dealing with a party or parties indicated on its records to be the Trustee until such time as it shall receive at its home office written notice of the appointment and qualification of a successor Trustee.

IN WITNESS WHEREOF, the Company and participating Trust Trustees and the Trustee have caused this Agreement to be executed by their respective duly authorized officers on the date set forth below.

Company: SOUTHWESTERN BELL CORPORATION

Attest:                            By:  /s/ C.C. Carr
Cassandra C. Carr
Ann Goddard                                Its Senior Vice President-Finance
Vice President                                And Treasurer
And Secretary
Executed:  11-3, 1989

Trustee:  BOATMEN'S TRUST COMPANY

Attest:                            By:  /s/ Lyle Brizendine
Lyle W. Brizendine
Assistant Secretary                                Its Senior Vice President

Executed:  11-6, 1989

Boatmen's Trust Company as Participating Trust
Trustee pursuant to Trust Agreement for Southwestern
Bell Corporation Senior Management Deferred
Compensation Plan of 1988

Attest:                            By:  /s/ Lyle Brizendine
Assistant Secretary                                         Lyle W. Brizendine

Executed:  11-6, 1989

Boatmen's Trust Company as Participating Trust
Trustee pursuant to Trust Agreement for Southwestern
Bell Corporation Senior Management Deferred
Compensation Plan of 1988 (Early Payment Option)

Attest:                            By:  /s/ Lyle Brizendine
Assistant Secretary                                         Lyle W. Brizendine
Executed:  11-6, 1989

                      Boatmen's Trust Company as Participating Trust
Trustee pursuant to Trust Agreement for Southwestern
Bell Corporation Senior Management Deferred
Compensation Plan

Attest:                            By:  /s/ Lyle Brizendine
Assistant Secretary                                         Lyle W. Brizendine
Executed:   11-6, 1989

                      Boatmen's Trust Company as Participating Trust
Trustee pursuant to Trust Agreement for Southwestern
Bell Corporation Management Deferred Compensation
Plan of 1988

Attest:                            By:  /s/ Lyle Brizendine
Assistant Secretary                                         Lyle W. Brizendine
Executed:  11-6, 1989

Boatmen's Trust Company as Participating Trust
Trustee pursuant to Trust Agreement for Southwestern
Bell Corporation Management Deferred Compensation Plan

Attest:                            By:  /s/ Lyle Brizendine
Assistant Secretary                                         Lyle W. Brizendine
Executed:  11-6, 1989

Boatmen's Trust Company as Participating Trust
Trustee pursuant to Trust Agreement for Southwestern
Bell Corporation Compensation Deferral Plan

Attest:                            By:  /s/ Lyle Brizendine
Assistant Secretary                                         Lyle W. Brizendine
Executed:  11-6, 1989

Boatmen's Trust Company as Participating Trust
Trustee pursuant to Trust Agreement for Southwestern
Bell Corporation Senior Management Supplemental
Retirement Income Plan

Attest:                            By:  /s/ Lyle Brizendine
Assistant Secretary                                         Lyle W. Brizendine
Executed:  11-6, 1989

Boatmen's Trust Company as Participating Trust
Trustee pursuant to Trust Agreement for Southwestern
Bell Corporation Management Pension Plan (Benefits
In Excess of Code ss. 415 Limitations)

Attest:                            By:  /s/ Lyle Brizendine
Assistant Secretary                                         Lyle W. Brizendine
Executed:  11-6, 1989

Acknowledgments

State of Missouri)
ss.
County of St. Louis)

On this 3rd day of November, in the year 1989, before me personally came Cassandra C. Carr, to me known, who, being by me duly sworn, did depose and say that she resides at 1700 Mason Knoll Road, St. Louis, Missouri 63131: that she is Senior Vice President-Finance and Treasurer of Southwestern Bell Corporation, the corporation described in and which executed the above instrument; that she knows the corporate seal of said corporation; that the seal was affixed by authority of the Board of Directors of said corporation, and that she signed her name thereto by like authority.

/s/ Barbara J. Salen
BARBARA J. SALEN
NOTARY PUBLIC STATE OF MISSOURI
ST. LOUIS COUNTY
MY COMMISSION EXP AUG. 19, 1993

Acknowledgments

State of Missouri)
ss.
City of St. Louis)

On this 3rd day of November, in the year 1989, before me personally came Lyle W. Brizendine, to me known, who, being by me duly sworn, did depose and say that he resides at 1710 Connemara, St. Louis, Missouri 63021: that he is Senior Vice President of Boatmen's Trust Company, the corporation described in and which executed the above instrument in the capacity as Trustee; that he knows the corporate seal of said corporation; that the seal was affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

/s/Susan M. McIntosh
SUSAN M. MCINTOCH
NOTARY PUBLIC STATE OF MISSOURI
ST. LOUIS CITY
MY COMMISSION EXP APR. 13, 1993

Acknowledgments

State of Missouri)
ss.
City of St. Louis)

On this 6th day of November, in the year 1989, before me personally came Lyle W. Brizendine, to me known, who, being by me duly sworn, did depose and say that he resides at 1710 Connemara, St. Louis, Missouri 63021: that he is Senior Vice President of Boatmen's Trust Company, the corporation described in and which executed the above instrument in the capacity as Participating Trust Trustee pursuant to Trust Agreement for Southwestern Bell Corporation Senior Management Deferred Compensation Plan of 1988; that he knows the corporate seal of said corporation; that the seal was affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

/s/Susan M. McIntosh
SUSAN M. MCINTOCH
NOTARY PUBLIC STATE OF MISSOURI
ST. LOUIS CITY
MY COMMISSION EXP APR. 13, 1993

Acknowledgments

State of Missouri)
ss.
City of St. Louis)

On this 6th day of November, in the year 1989, before me personally came Lyle W. Brizendine, to me known, who, being by me duly sworn, did depose and say that he resides at 1710 Connemara, St. Louis, Missouri 63021: that he is Senior Vice President of Boatmen's Trust Company, the corporation described in and which executed the above instrument in the capacity as Participating Trust Trustee pursuant to Trust Agreement for Southwestern Bell Corporation Senior Management Deferred Compensation Plan of 1988 (Early Payment Option); that he knows the corporate seal of said corporation; that the seal was affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

/s/Susan M. McIntosh
SUSAN M. MCINTOCH
NOTARY PUBLIC STATE OF MISSOURI
ST. LOUIS CITY
MY COMMISSION EXP APR. 13, 1993

Acknowledgments

State of Missouri)
ss.
City of St. Louis)

On this 6th day of November, in the year 1989, before me personally came Lyle W. Brizendine, to me known, who, being by me duly sworn, did depose and say that he resides at 1710 Connemara, St. Louis, Missouri 63021: that he is Senior Vice President of Boatmen's Trust Company, the corporation described in and which executed the above instrument in the capacity as Participating Trust Trustee pursuant to Trust Agreement for Southwestern Bell Corporation Senior Management Deferred Compensation Plan; that he knows the corporate seal of said corporation; that the seal was affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

/s/Susan M. McIntosh
SUSAN M. MCINTOCH
NOTARY PUBLIC STATE OF MISSOURI
ST. LOUIS CITY
MY COMMISSION EXP APR. 13, 1993

Acknowledgments

State of Missouri)
ss.
City of St. Louis)

On this 6th day of November, in the year 1989, before me personally came Lyle W. Brizendine, to me known, who, being by me duly sworn, did depose and say that he resides at 1710 Connemara, St. Louis, Missouri 63021: that he is Senior Vice President of Boatmen's Trust Company, the corporation described in and which executed the above instrument in the capacity as Participating Trust Trustee pursuant to Trust Agreement for Southwestern Bell Corporation Management Deferred Compensation Plan of 1988; that he knows the corporate seal of said corporation; that the seal was affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

/s/Susan M. McIntosh
SUSAN M. MCINTOCH
NOTARY PUBLIC STATE OF MISSOURI
ST. LOUIS CITY
MY COMMISSION EXP APR. 13, 1993

Acknowledgments

State of Missouri)
ss.
City of St. Louis)

On this 6th day of November, in the year 1989, before me personally came Lyle W. Brizendine, to me known, who, being by me duly sworn, did depose and say that he resides at 1710 Connemara, St. Louis, Missouri 63021: that he is Senior Vice President of Boatmen's Trust Company, the corporation described in and which executed the above instrument in the capacity as Participating Trust Trustee pursuant to Trust Agreement for Southwestern Bell Corporation Management Deferred Compensation Plan; that he knows the corporate seal of said corporation; that the seal was affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

/s/Susan M. McIntosh
SUSAN M. MCINTOCH
NOTARY PUBLIC STATE OF MISSOURI
ST. LOUIS CITY
MY COMMISSION EXP APR. 13, 1993

Acknowledgments

State of Missouri)
ss.
City of St. Louis)

On this 6th day of November, in the year 1989, before me personally came Lyle W. Brizendine, to me known, who, being by me duly sworn, did depose and say that he resides at 1710 Connemara, St. Louis, Missouri 63021: that he is Senior Vice President of Boatmen's Trust Company, the corporation described in and which executed the above instrument in the capacity as Participating Trust Trustee pursuant to Trust Agreement for Southwestern Bell Corporation Compensation Deferral Plan; that he knows the corporate seal of said corporation; that the seal was affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

/s/Susan M. McIntosh
SUSAN M. MCINTOCH
NOTARY PUBLIC STATE OF MISSOURI
ST. LOUIS CITY
MY COMMISSION EXP APR. 13, 1993

Acknowledgments

State of Missouri)
ss.
City of St. Louis)

On this 6th day of November, in the year 1989, before me personally came Lyle W. Brizendine, to me known, who, being by me duly sworn, did depose and say that he resides at 1710 Connemara, St. Louis, Missouri 63021: that he is Senior Vice President of Boatmen's Trust Company, the corporation described in and which executed the above instrument in the capacity as Participating Trust Trustee pursuant to Trust Agreement for Southwestern Bell Corporation Senior Management Supplemental Retirement Income Plan; that he knows the corporate seal of said corporation; that the seal was affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

/s/Susan M. McIntosh
SUSAN M. MCINTOCH
NOTARY PUBLIC STATE OF MISSOURI
ST. LOUIS CITY
MY COMMISSION EXP APR. 13, 1993

Acknowledgments

State of Missouri)
ss.
City of St. Louis)

On this 6th day of November, in the year 1989, before me personally came Lyle W. Brizendine, to me known, who, being by me duly sworn, did depose and say that he resides at 1710 Connemara, St. Louis, Missouri 63021: that he is Senior Vice President of Boatmen's Trust Company, the corporation described in and which executed the above instrument in the capacity as Participating Trust Trustee pursuant to Trust Agreement for Southwestern Bell Corporation Management Pension Plan (benefits In Excess of Code ss. 415 Limitations); that he knows the corporate seal of said corporation; that the seal was affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

/s/Susan M. McIntosh
SUSAN M. MCINTOCH
NOTARY PUBLIC STATE OF MISSOURI
ST. LOUIS CITY
MY COMMISSION EXP APR. 13, 1993

FIRST AMENDMENT TO TRUST AGREEMENT
Effective August 1, 1995

This Amendment (the "First Amendment"), amends the MASTER TRUST AGREEMENT FOR SOUTHWESTERN BELL CORPORATION DEFERRED COMPENSATION PLANS AND OTHER EXECUTIVE BENEFIT PLANS (the "Trust Agreement"), previously made and entered into by and between SBC COMMUNICATIONS INC., a Delaware corporation (the "Company"), formerly known as Southwestern Bell Corporation, BOATMEN'S TRUST COMPANY, a Missouri corporation (the "Trustee"), and BOATMEN'S TRUST COMPANY as trustee of each Participating Trust in the Trust Agreement (BOATMEN'S TRUST COMPANY acting in its capacity as trustee of each Participating Trust is hereinafter referred to as the respective Participating Trust's "Participating Trust Trustee"), which Trust Agreement is incorporated herein by this reference.

WHEREAS, the Company and the Participating Trust Trustees have established with the Trustee a trust in accordance with the terms and conditions of the Trust Agreement, and

WHEREAS, the Trustee has accepted the trust established under the Trust Agreement and has agreed to hold, IN TRUST, all monies and other property transferred to it thereunder for the uses and purposes and upon the terms and conditions set forth therein, and

WHEREAS, the Trustee has further agreed to discharge and perform fully and faithfully all of the duties and obligations imposed upon it under the Trust Agreement, and

WHEREAS, the Company wishes to amend the Trust Agreement consistent with the Amendment provision thereof, to reflect the recent name change of the Company from Southwestern Bell Corporation to SBC Communications Inc., and

WHEREAS, the  Participating Trust Trustees and the Trustee agree to the  Amendment  contained herein:

NOW, THEREFORE, the Company and the Participating Trust Trustees and the Trustee hereby agree as follows:

(1) Effective August 1, 1995, the Trust Agreement shall be and hereby is renamed the "MASTER TRUST AGREEMENT FOR SBC COMMUNICATIONS INC. DEFERRED COMPENSATION PLANS AND OTHER EXECUTIVE BENEFIT PLANS"; and, coincident with such change, the words "Southwestern Bell Corporation" wherever found in the Trust Agreement shall be and hereby are replaced with the words "SBC Communications Inc." and all references in the Trust Agreement to Southwestern Bell Corporation shall mean and shall be construed as references to SBC Communications Inc.

(2) Except as modified by this First Amendment, all other terms and provisions of the Trust Agreement remain in full force and effect.

IN WITNESS WHEREOF, the Company and the Participating Trust Trustees and the Trustee have caused this First Amendment to be executed by their respective duly authorized officers on the date set forth below.

Company:  SBC COMMUNICATIONS INC.
Atttest:              By:  /s/ D. E Kiernan
Its Senior Vice President,
/s/ Judith M. Sahm                                          Treasurer & Chief Financial
Secretary                                         Officer

Executed: 9/22, 1995

Trustee:  BOATMAN'S TRUST COMPANY

Attest:              By: /s/ Lyle W. Brizendine
Its Executive Vice President
/s/ Paul J. Skyle
Assistant Secretary                                         Executed:  9/27, 1995

BOATMEN'S TRUST COMPANY as
Participating Trust Trustee pursuant to the
Trust Agreement for each of the following:

• SBC COMMUNICATIONS INC. SENIOR
MANAGEMENT DEFERRED COMPENSATION PLAN
OF 1988

• SBC COMMUNICATIONS INC. SENIOR
MANAGEMENT DEFERRED COMPENSATION PLAN
OF 1988 (EARLY PAYMENT OPTION)

• SBC COMMUNICATIONS INC. SENIOR
MANAGEMENT DEFERRED COMPENSATION PLAN

• SBC COMMUNICATIONS INC. MANAGEMENT
DEFERRED COMPENSATION PLAN OF 1988

• SBC COMMUNICATIONS INC. MANAGEMENT
DEFERRED COMPENSATION PLAN

• SBC COMMUNICATIONS INC. COMPENSATION
DEFERRAL PLAN

• SBC COMMUNICATIONS INC. SENIOR
MANAGEMENT SUPPLEMENTAL RETIREMENT
INCOME PLAN

• SBC COMMUNICATIONS INC. PENSION BENEFIT
PLAN - NONBARGAINED PROGRAM (BENEFITS
IN EXCESS OF CODE SECTION 415
LIMITATIONS)

• SBC COMMUNICATIONS INC. PENSION MAKE-UP
DUE TO DEFERRED COMPENSATION
PARTICIPATION

Attest:                                         By: /s/ Lyle W. Brizendine
Its Executive Vice President
/s/ Paul J. Skyle
Assistant Secretary                                                       Executed:  9/27, 1995

ACKNOWLEDGEMENTS

State of Texas)
ss
City of San Antonio)

On this 22nd day of September, in the year 1995, before me personally came Donald E. Kiernan, to me known, who, being by me duly sworn, did depose and say that he is Senior Vice President, Treasurer & Chief Financial Officer of SBC Communications Inc., the corporation described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal was affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

Vicki Brehm                               /s/ Vicki Brehm
Notary Public
State of Texas
My Comm. Exp. Aug. 9 1997

State of Missouri)
ss
City of St. Louis)

On this 27th day of September, in the year 1995, before me personally came Lyle W. Brizendine, to me known, who, being by me duly sworn, did depose and say that he is Executive Vice President of Boatmen's Trust Company, the corporation described in and which executed the above instrument in the capacity as Trustee; that he knows the corporate seal of said corporation; that the seal was affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

/s/ Susan L. Sehrt

Susan L. Sehrt
Notary Public-State of Missouri
St. Louis County
My Commission Expires March 31, 1996

ACKNOWLEDGMENTS

State of Missouri)
ss
City of St. Louis)

On this 27th day of September, in the year 1995, before me personally came Lyle W. Brizendine, to me known, who, being by me duly sworn, did depose and say that he is Executive Vice President of Boatmen's Trust Company, the corporation described in and which executed the above instrument in the capacity as Participating Trust Trustee pursuant to each Participating Trust Trust Agreement; that he knows the corporate seal of said corporation; that the seal was affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

/s/ Susan L. Sehrt
Susan L. Sehrt
Notary Public-State of Missouri
St. Louis County
My Commission Expires March 31, 1996

SECOND AMENDMENT TO TRUST AGREEMENT
Effective November 1, 1999

This Amendment (the "Second Amendment"), amends the MASTER TRUST AGREEMENT FOR SBC COMMUNICATIONS INC. DEFERRED COMPENSATION PLANS AND OTHER EXECUTIVE BENEFIT PLANS (the "Trust Agreement"), between SBC COMMUNICATIONS INC., a Delaware corporation (the "Company"), formerly known as Southwestern Bell Corporation, BOSTON SAFE DEPOSIT AND TRUST COMPANY, successor Trustee, a Massachusetts trust company and wholly-owned indirect subsidiary of Mellon Bank Corporation (the "Trustee"), and BOSTON SAFE DEPOSIT AND TRUST COMPANY as successor trustee of each Participating Trust in the Trust Agreement (BOSTON SAFE DEPOSIT AND TRUST COMPANY acting in its capacity as the successor trustee of each Participating Trust is hereinafter referred to as the respective Participating Trust's "Participating Trust Trustee"), which Trust Agreement is incorporated herein by this reference.

WHEREAS, the Company and the Participating Trust Trustees are parties to a trust with the Trustee in accordance with the terms and conditions of the Trust Agreement, and

WHEREAS, the Trustee has accepted the trust established under the Trust Agreement and has agreed to hold, IN TRUST, all monies and other property transferred to it thereunder for the uses and purposes and upon the terms and conditions set forth therein, and

WHEREAS, the Trustee has further agreed to discharge and perform fully and faithfully all of the duties and obligations imposed upon it under the Trust Agreement, and

WHEREAS, the Company wishes to amend the Trust Agreement consistent with the Amendment provision thereof, to permit the payment of trustee, actuary and investment manager fees and expenses from funds allocated to the Company's account maintained under the Trust Agreement, i.e., from funds not allocated to any Participating Trust, and

WHEREAS,  the  Participating  Trust Trustees and the Trustee agree to the Amendment  contained herein:

NOW, THEREFORE, the Company and the Participating Trust Trustees and the Trustee hereby agree as follows:

(1) Effective November 1, 1999, 3.6.2 of the Trust Agreement shall be and hereby is replaced by the following:

3.6.2              The Company shall be responsible for the payment of the fees and expenses of this trust, including but not limited trustee fees, actuary fees and investment manager fees. The Company shall pay such fees and expenses or may direct the  Trustee to pay such fees out of funds allocated to the Company's account maintained under this trust, i.e., from funds not allocated to any Participating Trust.

(2) Except as modified by this Second Amendment, all other terms and provisions of the Trust Agreement remain in full force and effect.

IN WITNESS WHEREOF, the Company and Participating Trust Trustees and the Trustee have caused this Second Amendment to be executed by their respective duly authorized officers on the date set forth below.

Company: SBC COMMUNICATIONS INC.

Attest:
By:  /s/ D.E. Kiernan
Its Senior Executive
Vice President and
Chief Financial Officer
/s/ Judith M. Sahm
Secretary

Executed:  November 2, 1999

Trustee:  BOSTON SAFE DEPOSIT AND TRUST
COMPANY

By:  /s/ Douglas M. Cook
Attest:                            Its First Vice President

/s/ Kimberly A. Carr
Assistant Secretary                                         Executed:  November 19, 1999

BOSTON SAFE DEPOSIT AND TRUST COMPANY as
Participating Trust Trustee pursuant to the
Trust Agreement for each of the following:

• SBC COMMUNICATIONS INC. SENIOR
MANAGEMENT DEFERRED COMPENSATION PLAN
OF 1988

• SBC COMMUNICATIONS INC. SENIOR
MANAGEMENT DEFERRED COMPENSATION PLAN
OF 1988 (EARLY PAYMENT OPTION)

• SBC COMMUNICATIONS INC. SENIOR
MANAGEMENT DEFERRED COMPENSATION PLAN

• SBC COMMUNICATIONS INC. MANAGEMENT
DEFERRED COMPENSATION PLAN OF 1988

• SBC COMMUNICATIONS INC. MANAGEMENT
DEFERRED COMPENSATION PLAN

• SBC COMMUNICATIONS INC. COMPENSATION
DEFERRAL PLAN

• SBC COMMUNICATIONS INC. SENIOR
MANAGEMENT SUPPLEMENTAL RETIREMENT
INCOME PLAN

• SBC COMMUNICATIONS INC. PENSION BENEFIT
PLAN-NONBARGAINED PROGRAM (BENEFITS IN
EXCESS OF CODE SECTION 415 LIMITATIONS)

• SBC COMMUNICATIONS INC. PENSION MAKE-UP
DUE TO DEFERRED COMPENSATION
PARTICIPATION

• RESTATED TRUST NO. 3 FOR PACIFIC TELESIS
GROUP EXECUTIVE SUPPLEMENTAL PENSION
BENEFITS

By: /s/ Douglas M. Cook
Its First vice President

Attest:

/s/ Kimberly A. Carr                                                       Executed:  November 19, 1999
Assistant Secretary

ACKNOWLEDGEMENTS

State of Texas)
ss
County of Bexar)

On this 1st day of November, in the year 1999, before me personally came Donald E. Kiernan, to me known, who being by me duly sworn, did depose and say that he is Senior Executive Vice President and Chief Financial Officer of SBC Communications Inc., the corporation described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal was affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

/s/ Linda J. Snoga
Notary Public, State of Texas
My Commission Expires
January 21, 2002

ACKNOWLEDGEMENTS

Commonwealth of Massachusetts)
ss
County of Middlesex)

On this 19th day of November, in the year 1999, before me personally came Douglas M. Cook, to me known, who being by me duly sworn, did depose and say that he is First Vice President of Boston Safe Deposit and Trust Company, the corporation described in and which executed the above instrument in the capacity as Trustee; that he knows the corporate seal of said corporation; that the seal was affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

/s/ Patricia S. Smith
My Commission Expires
May 10, 2002

ACKNOWLEDGEMENTS

Commonwealth of Massachusetts)
ss
County of Middlesex)

On this 19th day of November, in the year 1999, before me personally came Douglas M. Cook, to me known, who, being by me duly sworn, did depose and say that he is First Vice President of Boston Safe Deposit and Trust Company, the corporation described in and which executed the above instrument in the capacity as Participating Trust Trustee pursuant to each Participating Trust Trustee Agreement; that he knows the corporate seal of said corporation; that the seal was affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

/s/ Patricia S. Smith
My Commission Expires
May 10, 2002